EXHIBIT 10


                         AMENDMENT TO LICENSE AGREEMENT

     THIS AMENDMENT is made effective June 12, 2000 by and between PORTLAND BREWING COMPANY, an Oregon corporation ("PBC"), and Harmer Mill & Logging
Supply, Inc. (collectively "Owner"), and relates to that certain License Agreement dated July 1, 1994 in favor of PBC and under which Owner holds all rights as licensor.

     1. The term "Products"  shall include,  in addition to the meaning given in
Section 1.4 of the License, a premium 12 or more year old single malt scotch whisky or whiskys imported by PBC to be sold under the name "The MacTarnahan" or similar name. The initial scotch whisky shall be 15 years old.

     2. Notwithstanding the inclusion of single malt scotch whisky in the definition of "Products", all references in the License to volume of Products shall exclude the volume of such single malt scotch whisky. For example, no per barrel royalty is payable with respect to single malt scotch whisky under
Section 6 of the License and changes in the volume of single malt scotch whisky sales shall not be considered in the termination right calculation described in
Section 7.2(b) of the License.

     3. PBC is hereby given the same rights to use the MacTarnahan Rights with respect to the single malt scotch whisky as apply to all other Products. By separate "Approval", the label to be used initially with respect to the single malt scotch whisky is hereby approved.

     4. PBC is hereby authorized to sublicense the MacTarnahan Rights to the distiller of the single malt scotch whisky if and to the extent necessary.

     5. Except as amended hereby, the License remains in full force and effect, is unmodified, and is hereby ratified and confirmed.

     IN WITNESS WHEREOF, this Amendment has been executed as of the date and year first above written.

                         PBC:  PORTLAND  BREWING  COMPANY,  an Oregon
                               corporation
                               By: /s/ Charles A. Adams
                                  ------------------------------------------
                               Its:  President
                                  ------------------------------------------

                         OWNER:  /s/ R. M. MacTarnahan
                               ---------------------------------------------
                               Harmer Mill & Logging Supply, Inc., dba
                               Harmer Company

                               By: /s/ R. Scott MacTarnahan
                                  ------------------------------------------
                               Its: Vice-President